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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Amendment No. 2 to Form S-1 of ViaCell, Inc. of our report dated March 10, 2004 relating to the financial statements of Kourion Therapeutics AG, which appears in such Registration Statement. We also consent to the references to us under the headings "Experts" in such Registration Statement.





/s/ PricewaterhouseCoopers GmbH
Duesseldorf, Germany
June 18, 2004
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